                                                                   EXHIBIT 10.II

                       SECOND AMENDMENT TO PROMISSORY NOTE


        THIS SECOND AMENDMENT ("Amendment") TO PROMISSORY NOTE is made and dated as of the 1st day of February, 1997, by and between JOHN T. GILLIN ("Gillin"), an individual, and PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation (the "Company").


                                   BACKGROUND

        A. Gillin executed and delivered to the Company a Promissory Note dated April 2, 1996 in the principal amount of $140,900, as amended by an Amendment to Promissory Note dated June 20, 1996 (the "Note").

        B. The parties are desirous of amending the Note as hereinafter set forth.

        NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

                1. Repayment of Note. The Note and all interest accrued thereon shall be paid in full on or before April 30, 1997.

                2. Ratification. As herein amended, the Note is ratified, approved, and affirmed, and remains in full force and effect.


        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Promissory Note as of the day and year first above-written.

Witness:

-----------------------------                     ------------------------------
(SEAL)
                                                  JOHN T. GILLIN

                                                  PROVIDENT AMERICAN CORPORATION
Attest:



                                            By:
----------------------------                   ---------------------------------
M. F. Beausang, Jr.,                        Alvin H. Clemens, Chairman and
Secretary                                        Chief Executive Officer


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                       THIRD AMENDMENT TO PROMISSORY NOTE


        THIS THIRD AMENDMENT ("Amendment") TO PROMISSORY NOTE is made and dated as of the 30th day of April, 1997, by and between JOHN T. GILLIN ("Gillin"), an individual, and PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation (the "Company").


                                   BACKGROUND


        A. Gillin executed and delivered to the Company a Promissory Note dated April 2, 1996 in the principal amount of $140,900, as amended by an Amendment to Promissory Note dated June 20, 1996 and a Second Amendment to Promissory Note dated February 1, 1997 (the "Note").

        B. The parties are desirous of amending the Note as hereinafter set forth.

        NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

                1. Principal Balance. The principal balance of the Note shall be increased to One Hundred Fifty Five Thousand Eight Hundred Fifty ($155,850) Dollars.

                2. Repayment of Note. The Note and all interest accrued thereon shall be payable as follows:

                        (a) Interest accrued through June 30, 1997 shall be due and payable on June 30, 1997.

                        (b) Thereafter, interest shall be repayable quarterly on September 30, 1997 December 31, 1997, March 31, 1998, and June 30, 1998.

                        (c) Commencing on July 31, 1998 and continuing on the last day of each month thereafter for a total of sixty (60) consecutive months, Gillin shall make equal payments of $3,197.49 to the Company, to be applied first to interest accrued during the preceding month, and the balance applied to the principal obligation, in accordance with the amortization schedule attached hereto as Exhibit "A" and made a part hereof.

                3. Ratification. As herein further amended, the Note is ratified, approved, and affirmed, and remains in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Promissory Note as of the day and year first above-written.

Witness:

-----------------------------                     ------------------------------
(SEAL)
                                                  JOHN T. GILLIN

                                                  PROVIDENT AMERICAN CORPORATION
Attest:



                                            By:
----------------------------                   ---------------------------------
M. F. Beausang, Jr.,                        Alvin H. Clemens, Chairman and
Secretary                                        Chief Executive Officer